SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           February 28 2001
                                                  -----------------------------


                               GULF POWER COMPANY
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              (Exact name of registrant as specified in its charter)


       Maine                             0-2429                  59-0276810
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(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                  File Number)       Identification No.)


     One Energy Place, Pensacola, Florida                              32520
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     (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code          (850) 444-6111
                                                     --------------------------


                                      N/A
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         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


         (c)     Exhibits.

                  23   -   Consent of Arthur Andersen LLP.

                  99   -   Audited Financial Statements of Gulf Power
                           Company as of December 31, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GULF POWER COMPANY


                                              By      /s/Wayne Boston
                                                      Wayne Boston
                                                   Assistant Secretary


Date:  March 6, 2001